Fees Summary	Aug. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,870,055.52
Previously Paid Amount	0.00
Total Fee Amount	672.56
Total Offset Amount	0.00
Net Fee	$ 672.56